Investment Strategy - X-Square Municipal Income ETF	Jan. 26, 2026
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a non-diversified portfolio of U.S. dollar-denominated municipal securities issued by Puerto Rico, Guam and the U.S. Virgin Islands.

Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes, if any) in tax-exempt municipal securities, the income from which is exempt from both federal and state income tax. The Fund expects to invest up to 100% of its assets in tax-exempt municipal securities issued by Puerto Rico, Guam and the U.S. Virgin Islands. Municipal securities may be of any maturity, duration or credit rating including those rated below investment grade (commonly known as “junk bonds”). The Fund considers non-investment grade fixed income securities to be those that are rated lower than Baa3 by Moody’s Investors Service (“Moody’s”) or lower than BBB- by Standard and Poor’s Rating Group (“S&P”).

Under normal market conditions, the Adviser expects to invest the Fund’s assets in accordance with the following ranges:

●	Puerto Rico: 65% - 80%

●	U.S. Virgin Islands: 10% - 25%

●	Guam: 5% - 10%

The Adviser identifies municipal security investments by analyzing the issuer’s legal and economic fundamentals, strength and quality of revenues and other fundamentals. The Adviser seeks to maximize the liquidity of the Fund’s portfolio by identifying individual bonds with favorable liquidity and trading volume characteristics. In seeking to provide attractive yield for the Fund, the Adviser will invest in individual bonds that it considers to be attractive relative values. In particular, the Adviser intends to analyze the macroeconomic environment of each issuer, including levels and trends of tax receipts, inflation, demographic trends, existing and proposed legislation, as well as their debt issuance calendar and ratios of debt to GDP and debt to GNP. Furthermore, as a consequence of the debt restructuring of Puerto Rico, its financial reporting has improved. This transparency enables the Adviser to conduct timely, fundamental analysis for tax supported debt, revenue bonds, industry factors, revenue trends, state of infrastructure, CAPEX trends and maintenance schedules.

The Fund is a “non-diversified” fund which means that the Fund may invest in fewer securities at any one time than a diversified fund.

Other Principal Investments

During temporary defensive periods (e.g., in response to adverse market, economic or political conditions), the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objective under these circumstances. The Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent.